                                                                  EXHIBIT 10.5.2

                          LOAN MODIFICATION AGREEMENT

        THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is being entered into by and between COMPASS BANK, an Alabama banking corporation ("Bank"), and JUST FOR FEET, INC., an Alabama corporation ("Borrower"), as of the 31st day of August, 1998.

                                   RECITALS

        Borrower is the maker of a certain Seventy Million and no/100 Dollars ($70,000,000) Master Revolving Promissory Note dated as of June 5, 1998 (the "Note") which evidences Borrower's indebtedness to Bank under a $70,000,000 Revolving Line of Credit (the "Line of Credit"). Presently, the availability under the Line of Credit is scheduled to be reduced to $40,000,000 after September 6, 1998. Borrower has requested that such availability reduction date be extended to October 31, 1998.

                                   AGREEMENT

        NOW THEREFORE, in consideration of the premises, the mutual agreements of the parties as set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank, intending to be legally bound hereby, agree as follows:

        1.  MODIFICATION OF LINE OF CREDIT.  Provided that no event of default
            ------------------------------
occurs under the Note, the date on which principal credit availability under the Line of Credit shall be reduced from $70,000,000 to $40,000,000 shall be extended to October 31, 1998.

    2.  Representations and Warranties.  Each representation, warranty and
        ------------------------------
covenant contained in the Note is hereby reaffirmed as of the date hereof. Borrower represents that Borrower has no offsets or claims against Bank arising under, related to or connected with the Note or Line of Credit.

    3.  Execution and Effectiveness. This agreement has been negotiated, and is
        ---------------------------
is being executed and delivered, in the State of Alabama. Except as expressly set forth herein or as is necessary to carry out the intent of this Agreement, the Note shall remain in full force and effect in accordance with its terms, as amended hereby.

    IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and effective as of the date first above set forth, but actually signed on the dates set forth below.


                                        BORROWER:
                                        --------

ATTEST:                                 JUST FOR FEET, INC.

By      /s/ Scott C. Wynne              By        /s/ Eric L. Tyra
  ------------------------------          ---------------------------------
       Its Secretary                          Its Executive Vice President
          ----------------------                 --------------------------

                                        Dated Executed: 8/31/98
                                                       --------------------
(CORPORATE SEAL)


                                        BANK:
                                        ----

                                        COMPASS BANK

                                        By           /s/ Janet Brock
  ------------------------------          ---------------------------------
          Witness                             Its Senior Vice President
                                                 --------------------------

                                        Dated Executed: 8/31/98
                                                       --------------------

STATE OF ALABAMA

COUNTY OF SHELBY

        I, Doris Lee Sewell, a Notary Public in and for said County in said State, hereby certify that Eric XXXXX, whose name as EVP of JUST FOR FEET, INC., a corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

        Given under my hand this the 31st day of August 1998.


                                        /s/ Doris Lee Sewell
                                        -------------------------
                                        Notary Public
                                                NOTARY PUBLIC STATE OF ALABAMA
                                                AT LARGE.  MY COMMISSION
                                                EXPIRES: Aug. 30, 1999.
                                                BONDED THRU NOTARY PUBLIC
                                                UNDERWRITERS.
[NOTARIAL SEAL]
                                        My Commission Expires:
                                                               ---------------

STATE OF ALABAMA         )

COUNTY OF JEFFERSON      )

        I, Chelsa P. Turner, a Notary Public in and for said County in said State, hereby certify that Janet Brock, whose name as XXX of COMPASS BANK, an Alabama corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

        Given under my hand this the 1st day of September, 1998.


                                        /s/ Chelsa P. Turner
                                        --------------------------------
                                        Notary Public
[NOTARIAL SEAL]
                                        My Commission Expires:  February 17,
                                                                2001


                                       3